UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.

(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street

Hamilton HM 11, Bermuda

(Address of principal executive offices)

(441) 278-3140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2019, the Board of Directors (the “Board”) of Sirius International Insurance Group, Ltd. (the “Company”) appointed Kernan (Kip) V. Oberting, President and Chief Executive Officer of the Company, as a director on the Board effective immediately.  Mr. Oberting will stand for election with the other directors at the Company’s 2019 annual meeting of shareholders (the “Annual Meeting”).

Mr. Oberting will not receive remuneration from the Company for his services as a director.

There is no arrangement or understanding between Mr. Oberting and any other persons pursuant to which Mr. Oberting was appointed as a director. Furthermore, there are no family relationships between Mr. Oberting and any director or executive officer of the Company. Mr. Oberting has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events

The Company will hold its first Annual Meeting on May 23, 2019 at 8:30 a.m. Bermuda time at the Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda.  Details regarding the Annual Meeting will be specified in our proxy statement related to the Annual Meeting.

The Company has set March 11, 2019 as the deadline for the receipt of proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All shareholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act must be directed to: Sirius International Insurance Group, Ltd., 14 Wesley Street, Hamilton HM 11, Bermuda, Attention: Assistant Corporate Secretary.

For a shareholder to bring business before the Annual Meeting outside of Rule 14a-8 or to nominate a director, it must provide timely written notice to the Company in accordance with the advance notice provisions of the Company’s Bye-laws on or prior to March 11, 2019.  All shareholder proposals, director nominations and other related matters submitted in accordance with the advance notice provisions of the Company’s Bye-laws must be directed to the Secretary of the Company and comply, as applicable, with Bermuda law, the rules and regulations under the Exchange Act and the Company’s Bye-laws in order to be considered.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

Date: March 1, 2019	By:	/s/ GENE BOXER
	Name:	Gene Boxer
	Title:	Executive Vice President, Chief Strategy Officer & Group General Counsel

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